UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2009

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

DexCom, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) to reflect certain required accounting adjustments and reclassifications described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on March 5, 2009. Neither this Report nor the Exhibits hereto reflect any events occurring after March 5, 2009 or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events. Accordingly, this Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including any amendments to those filings.

As previously disclosed in the 2008 Form 10-K, in May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“APB 14-1”). The FSP requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability and equity components of the instrument. The debt would be recognized at the present value of its cash flows discounted using the Company’s nonconvertible debt borrowing rate. The equity component would be recognized as the difference between the proceeds from the issuance of the note and the fair value of the liability. The FSP also requires an accretion of the resultant debt discount over the expected life of the debt. The transition guidance requires retrospective application to all periods presented, and does not grandfather existing instruments. The effective date of the FSP is for financial statements issued for fiscal years beginning after December 15, 2008.

APB 14-1 was effective for the Company as of January 1, 2009 and early adoption was not permitted. The adoption of APB 14-1 affects the accounting for the Company’s 4.75% Convertible Senior Notes issued in March 2007 (“2007 Notes”). The retrospective application of APB 14-1 affects the years ended December 31, 2008 and 2007.

The Company has adjusted in Exhibits 99.1, 99.2, and 99.3 to this Report the following financial information contained in the 2008 Form 10-K to reflect the Company’s retrospective application of APB 14-1:

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Item 8. Consolidated Financial Statements and Supplementary Data.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Number	Description
23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ STEVEN R. PACELLI
Steven R. Pacelli Chief Administrative Officer

Date: November 4, 2009

Exhibit Index

Number	Description
23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1).